Vanguard High-Yield Corporate Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard Ultra-Short-Term Bond Fund

Vanguard Short-Term Investment-Grade Fund

Vanguard Intermediate-Term Investment-Grade Fund

Supplement to the Statement of Additional Information Dated
May 26, 2017

Effective April 20, 2018, State Street Bank and Trust Company, One Lincoln
Street, Boston, MA 02111, serves as the custodian for Vanguard High-Yield
Corporate Fund, Vanguard Long-Term Investment-Grade Fund, Vanguard Ultra-
Short-Term Bond Fund, Vanguard Short-Term Investment-Grade Fund, and
Vanguard Intermediate-Term Investment-Grade Fund (the “Funds”). The
custodian is responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of the Funds’ assets, and appointing any foreign sub-custodians or foreign securities depositories.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 28B 042018